Exhibit 10.1

Amendment Agreement to Supply Agreement

This Amendment Agreement (hereinafter referred to as this “Amendment”) is made and entered into as of February 26th, 2019 between Iradimed Corporation, having its principal place of business at 1025 Willa Springs Drive. Winter Springs, FL 32708 USA (hereinafter referred to as “Iradimed”) and FUKOKU CO., LTD,, having its principal place of business at 3-105, Sugaya, Ageo-shi, Saitama, 362-8561, Japan (hereinafter referred to as “Supplier”) regarding the Supply Agreement executed between Iradimed and Supplier as of January 26, 2014 (hereinafter referred to as the “Original Agreement”)

Article 1

Article 1 of the Original Agreement shall be amended in its entirety to read as follows:

ARTICLE 1.                        TERM

1.1          Unless earlier terminated as provided herein, this Agreement shall have a term of ten (10) years from the effective date of this Agreement.

1.2          Unless terminated earlier in accordance with article 13, this Agreement shall remain in effect until February 25, 2024, and thereafter may be further renewed with mutual written consent of Iradimed and Supplier six (6) months before from expiry date of this Agreement.

Article 2.

Article 2 of the Original Agreement shall be amended in its entirety to read as follows:

ARTICLE 1.                        SUPPLY OF THE PRODUCTS

For purpose of this Agreement, the “Products” mean the specified Ultra Sonic motors as described in Exhibit A and Exhibit B and its modified version agreed in writing by the Parties. Subject to the terms and conditions herein contained, Supplier agrees to sell the Products and its control device to Iradimed, Iradimed agrees to purchase the Products and its control device from the Supplier. Supplier further agrees to not sell the Products to any other third party.

Also, the Parties confirmed and agreed that the Products have been or will be designed and manufactured by Supplier with Iradimed specification and requirements input, Ultra sonic motors as Exhibit A have been modified and. improved from prototype as follows; (i) ****, (ii) ****, (iii) ****, (iv) ****, and (v) ****.

Therefore, the Parties confirmed that the Ultra sonic motors described in Exhibit A and B may be, from time to time, modified thereafter. Provided, however, that,

such modifications shall be valid only by an Agreement in writing signed by the Parties.

Article 3.

Article 3 and 13.2 of the Original Agreement shall be deleted.

Article 4.

Exhibit A to the Original Agreement shall be deleted in its entirety and replaced in its entirety with Exhibit A and B attached to this Amendment.

Article 5.

AU other terms and. conditions of the Original Agreement shall continue unchanged and remain in full force and effect.

Article 6.

This Amendment shall take effect on February 26, 2019.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives as of the date first above written.

IRADIMED CORP	FUKOKU CO., Ltd.
Winter Park, FL. USA	Saitama, Japan

Signature:	Signature:
Name: Roger Susi	Name:	Daisuke Takahata
Title: President	Title:	New Business Division Managing Director, New Business Division

Exhibit A

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Exhibit B

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